UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 2, 2012 (February 2, 2012)

Realogy Corporation

(Exact name of registrant as specified in its charter)

Delaware	333-173250, 333-173254 and 333-148153	20-4381990
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Domus Holdings Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-173250	20-8050955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Campus Drive

Parsippany, NJ 07054

(Address of Principal Executive Offices) (Zip Code)

(973) 407-2000

(Registrant’s telephone number, including area code)

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

1. Indentures, Senior Secured First Lien Notes due 2020 and Senior Secured Notes due 2020

On February 2, 2012, Realogy Corporation, a Delaware corporation (the “Company”), issued (i) $593 million aggregate principal amount of 7.625% Senior Secured First Lien Notes due 2020 (the “First Lien Notes”) and (ii) $325 million aggregate principal amount of 9.000% Senior Secured Notes due 2020 (the “New First and a Half Lien Notes” and, together with the First Lien Notes, the “Notes”), under separate indentures, each dated as of February 2, 2012 (together, the “Indentures”), among the Company, Domus Holdings Corp., a Delaware corporation and indirect parent of the Company (“Holdings”), Domus Intermediate Holdings Corp., a Delaware corporation and direct parent of the Company (“Intermediate”), the Note Guarantors (as defined below) and The Bank of New York Mellon Trust Company, N.A., as trustee for each series of Notes (the “ Trustee”) and as collateral agent for each series of Notes (the “Collateral Agent”). The Notes were issued in a private offering exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), to qualified institutional buyers in accordance with Rule 144A and to persons outside of the United States pursuant to Regulation S under the Securities Act.

The Company used the proceeds from the offering of the Notes (without giving effect to the initial purchasers’ commissions) of approximately $918 million, (i) to prepay $629 million of its first lien term loan borrowings under its senior secured credit facility which was due to mature in October 2013, (ii) to repay all of the $133 million in outstanding borrowings under its $289 million non-extended revolving credit facility, which was due to mature in April 2013, and (iii) to repay $156 million of the outstanding borrowings under its $363 million extended revolving credit facility which is due to mature in April 2016. In conjunction with the repayments described in clauses (ii) and (iii) of $289 million, the Company reduced the commitments under its non-extended revolving credit facility by a like amount thereby terminating the non-extended revolving credit facility.

The Notes of each series are secured senior obligations of the Company and will mature on January 15, 2020. The First Lien Notes bear interest at a rate of 7.625% per annum, and the New First and a Half Lien Notes bear interest at a rate of 9.000% per annum. Interest on each series of Notes will be payable semiannually to holders of record at the close of business on January 1 or July 1 immediately preceding the interest payment date on January 15 and July 15 of each year, commencing July 15, 2012.

The Company may redeem all or a portion of each series of the Notes at any time on or after January 15, 2016, at the applicable redemption price plus accrued and unpaid interest. In addition, prior to January 15, 2016, the Company may redeem all or a portion of each series of Notes at a price equal to 100% of the principal amount of the Notes of such series to be redeemed, plus accrued and unpaid interest, plus a “make-whole” premium. The Company may also redeem up to 35% of the aggregate principal amount of (i) the First Lien Notes at any time on or prior to January 15, 2015, with the net cash proceeds of certain equity offerings at a price equal to 107.625% of the principal amount thereof, plus accrued and unpaid interest, to the date of redemption and (ii) the New First and a Half Lien Notes at any time on or prior to January 15, 2015, with the net cash proceeds of certain equity offerings at a price equal to 109.000% of the principal amount thereof, plus accrued and unpaid interest, to the date of redemption. If the Company experiences certain kinds of changes in control, it must offer to purchase each series of Notes at a price equal to 101% of the principal amount, plus accrued and unpaid interest. If the Company sells certain assets, it must offer to repurchase each series of Notes at 100% of the principal amount, plus accrued and unpaid interest.

The following is a brief description of the terms of the Notes and the Indentures. As used herein, the term “Senior Notes” refers, collectively, to the Company’s 10.50% Senior Notes due 2014, the 11.00%/11.75% Senior Toggle Notes due 2014, the 11.50% Senior Notes due 2017 and the 12.00% Senior Notes due 2017. The term “Senior Subordinated Notes” refers, collectively, to the Company’s 13.375% Senior Subordinated Notes due 2018 and the 12.375% Senior Subordinated Notes due 2015. The term “Convertible Notes” refers, collectively, to the Company’s 11.00% Series A Convertible Notes due 2018, the 11.00% Series B Convertible Notes due 2018 and the 11.00% Series C Convertible Notes due 2018. The term “Unsecured Notes” refers, collectively, to the Senior Notes, the Senior Subordinated Notes and the Convertible Notes. The term “Existing First and a Half Lien Notes” refers to the Company’s 7.875% Senior Secured Notes due 2019.

Ranking

The First Lien Notes and the guarantees thereof are the Company’s, Intermediate’s and the Note Guarantors’ senior secured obligations and:

•

rank senior in right of payment to the Company’s, Intermediate’s and the Note Guarantors’ existing and future debt and other obligations that are, by their terms, expressly subordinated in right of payment to the First Lien Notes, including their respective obligations under the Senior Subordinated Notes and the Convertible Notes;

•

rank equally in right of payment with all of the Company’s, Intermediate’s and the Note Guarantors’ existing and future senior debt and other obligations that are not, by their terms, expressly subordinated in right of payment to the First Lien Notes, including their respective obligations under the senior secured credit facility, the Existing First and a Half Lien Notes, the New First and a Half Lien Notes and the Senior Notes;

•

are effectively senior to all of the Company’s, Intermediate’s and the Note Guarantors’ existing and future debt secured by a junior priority lien, including their respective obligations under the New First and a Half Lien Notes, the Existing First and a Half Lien Notes and its $650 million of second lien term loans incurred by the Company under the incremental loan feature of the senior secured credit facility (the “Second Lien Loans”) and unsecured senior debt (including the Unsecured Notes) and other unsecured obligations, in each case, to the extent of the value of the assets securing the First Lien Notes; and

•

are effectively equal to all of the Company’s, Intermediate’s and the Note Guarantors’ existing and future debt secured by a lien of equal priority to the First Lien Notes, including the Company’s first lien obligations under the senior secured credit facility.

The New First and a Half Lien Notes and the guarantees thereof are the Company’s, Intermediate’s and the Note Guarantors’ senior secured obligations and:

•

rank senior in right of payment to the Company’s, Intermediate’s and the Note Guarantors’ existing and future debt and other obligations that are, by their terms, expressly subordinated in right of payment to the New First and a Half Lien Notes, including their respective obligations under the Senior Subordinated Notes and the Convertible Notes;

•

rank equally in right of payment with all of the Company’s, Intermediate’s and the Note Guarantors’ existing and future senior debt and other obligations that are not, by their terms, expressly subordinated in right of payment to the New First and a Half Lien Notes, including their respective obligations under the senior secured credit facility, the Senior Notes, the First Lien Notes and the Existing First and a Half Lien Notes;

•

are effectively junior to all of the Company’s, Intermediate’s and the Note Guarantors’ existing and future debt secured by a senior priority lien, including their respective first lien obligations under the senior secured credit facility and the First Lien Notes, to the extent of the value of the assets securing such debt;

•

are effectively senior to all of the Company’s, Intermediate’s and the Note Guarantors’ existing and future debt secured by a junior priority lien (including the Second Lien Loans) and unsecured senior debt (including the Unsecured Notes other than the Senior Subordinated Notes) and other unsecured obligations, in each case, to the extent of the value of the assets securing the New First and a Half Lien Notes (after giving effect to any senior lien on the collateral); and

•

are effectively equal to all of the Company’s, Intermediate’s and the Note Guarantors’ existing and future debt secured by a lien of equal priority to the New First and a Half Lien Notes, including their respective obligations under the Existing First and a Half Lien Notes.

The guarantees by Holdings are Holdings’ unsecured senior subordinated obligations, are equal in right of payment to all existing and future subordinated indebtedness of Holdings and are junior in right of payment to all existing and future senior indebtedness of Holdings.

In addition, the Notes are structurally subordinated to all of the existing and future liabilities and obligations (including trade payables, but excluding intercompany liabilities) of each of the Company’s non-guarantor subsidiaries.

Guarantees

The Notes of each series are jointly and severally guaranteed by each of the Company’s U.S. direct or indirect restricted subsidiaries that is a guarantor under its senior secured credit facility, the Existing First and a Half Lien Notes and the Unsecured Notes or that guarantees certain other indebtedness of the Company in the future, subject to certain exceptions (the “Note Guarantors”) and by Intermediate on a senior secured basis, and by Holdings on an unsecured senior subordinated basis.

Collateral

The Notes of each series and the related guarantees thereof (other than the guarantees by Holdings) have the benefit of liens on substantially all the Company’s, Intermediate’s and the Note Guarantors’ tangible and intangible assets that secure the Company’s outstanding senior secured indebtedness. The Notes of each series and the related guarantees thereof are not secured by the assets of non-guarantor subsidiaries. The priority of the collateral liens securing the First Lien Notes is equal to all senior priority liens, including those securing the Company’s first lien obligations under the senior secured credit facility. The priority of the collateral liens securing the New First and a Half Lien Notes is effectively junior to all senior priority liens including those securing the Company’s first lien obligations under the Company’s senior secured credit facility and the First Lien Notes, equal to the liens securing the Existing First and a Half Lien Notes and senior to all junior priority liens including those securing the Company’s second lien obligations under the senior secured credit facility.

Optional Redemption

On or after January 15, 2016, the Company may redeem each series of Notes at its option at the following redemption prices (expressed as a percentage of the principal amount), plus accrued and unpaid interest and additional interest, if any, to the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date), if redeemed during the 12-month period commencing on January 15 of the years set forth in the applicable table below:

First Lien Notes

Period	Redemption Price
2016	103.813%
2017	101.906%
2018 and thereafter	100.000%

New First and a Half Lien Notes

Period	Redemption Price
2016	104.500%
2017	102.250%
2018 and thereafter	100.000%

In addition, prior to January 15, 2016, the Company may redeem each series of Notes at its option, in whole at any time or in part from time to time, at a redemption price equal to 100% of the principal amount of such Notes redeemed plus a “make whole” premium as of, and accrued and unpaid interest to, the applicable redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date).

Notwithstanding the foregoing, at any time and from time to time on or prior to January 15, 2015, the Company may redeem in the aggregate up to 35% of the original aggregate principal amount of the First Lien Notes (calculated after giving effect to any issuance of additional First Lien Notes) with the net cash proceeds of one or more equity offerings (1) by the Company or (2) by any direct or indirect parent of the Company, in each case to the extent the net cash proceeds thereof are contributed to the common equity capital of the Company or used to purchase capital stock (other than Disqualified Stock) of the Company from it, at a redemption price (expressed as a percentage of the principal amount thereof) of 107.625%, plus accrued and unpaid interest to the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date); provided, however, that at least 50% of the original aggregate principal amount of the First Lien Notes (calculated after giving effect to any issuance of additional First Lien Notes) remain outstanding after each such redemption; provided, further, that such redemption shall occur within 90 days after the date on which any such equity offering is consummated upon not less than 30 nor more than 60 days’ notice mailed (or electronically transmitted) to each holder of First Lien Notes being redeemed and otherwise in accordance with the procedures set forth in the Indenture governing the First Lien Notes. Notice of any redemption upon any equity offering may be given prior to the completion thereof, and any such redemption or notice may, at the Company’s discretion, be subject to one or more conditions precedent, including, but not limited to, completion of the related equity offering.

Notwithstanding the foregoing, at any time and from time to time on or prior to January 15, 2015, the Company may redeem, in the aggregate up to 35% of the original aggregate principal amount of the New First and a Half Lien Notes (calculated after giving effect to any issuance of additional New First and a Half Lien Notes) with the net cash proceeds of one or more equity offerings (1) by the Company or (2) by any direct or indirect parent of the Company, in each case to the extent the net cash proceeds thereof are contributed to the common equity capital of the Company or used to purchase capital stock (other than Disqualified Stock) of the Company from it, at a redemption price (expressed as a percentage of the principal amount thereof) of 109.000%, plus accrued and unpaid interest to the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date); provided, however, that at least 50% of the original aggregate principal amount of the New First and a Half Lien Notes (calculated after giving effect to any issuance of additional New First and a Half Lien Notes) remain outstanding after each such redemption; provided, further, that such redemption shall occur within 90 days after the date on which any such equity offering is consummated upon not less than 30 nor more than 60 days’ notice mailed (or electronically transmitted) to each holder of New First and a Half Lien Notes being redeemed and otherwise in accordance with the procedures set forth in the Indenture governing the New First and a Half Lien Notes. Notice of any redemption upon any equity offering may be given prior to the completion thereof, and any such redemption or notice may, at the Company’s discretion, be subject to one or more conditions precedent, including, but not limited to, completion of the related equity offering.

Change of Control

Upon the occurrence of a change of control, as defined in each of the Indentures, the Company must offer to repurchase each series of Notes at 101% of the applicable principal amount, plus accrued and unpaid interest and additional interest, if any, to the repurchase date.

Covenants

Each Indenture contains various covenants that limit the Company and its restricted subsidiaries’ ability to, among other things:

•	incur or guarantee additional indebtedness, or issue disqualified stock or preferred stock;

•	pay dividends or make distributions to its stockholders;

•	repurchase or redeem capital stock;

•	make investments or acquisitions;

•	incur restrictions on the ability of certain of its subsidiaries to pay dividends or to make other payments to the Company;

•	enter into transactions with affiliates;

•	create liens;

•	merge or consolidate with other companies or transfer all or substantially all of its assets;

•	transfer or sell assets, including capital stock of subsidiaries; and

•	prepay, redeem or repurchase debt that is subordinated in right of payment to the Notes.

These covenants are subject to a number of important exceptions and qualifications. In addition, for so long as either series of Notes have an investment grade rating from both Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. and Moody’s Investors Service, Inc. and no default has occurred and is continuing under the applicable Indenture, the Company will not be subject to certain of the covenants listed above with respect to the Notes of such series.

Events of Default

Each Indenture also provides for events of default which, if any of them occurs, would permit or require the principal of and accrued interest on the applicable series of Notes to become or to be declared due and payable.

2. New Intercreditor Agreement

On February 2, 2012, JPMorgan Chase Bank, N.A., as collateral agent and authorized representative under the senior secured credit facility, The Bank of New York Mellon Trust Company, N.A., as collateral agent under the Indenture for the First Lien Notes (the “Collateral Agent”), the Company, Intermediate and the Note Guarantors entered into an intercreditor agreement (the “New Intercreditor Agreement”).

The New Intercreditor Agreement governs and defines the relative rights and priorities of the secured parties in respect of liens in the Company’s, Intermediate’s and the Note Guarantors’ assets securing the first lien obligations under the senior secured credit facility, the First Lien Notes and any future indebtedness which may be secured by such assets on a pari passu basis with the first lien obligations under the senior secured credit facility and the First Lien Notes, and certain other matters relating to the administration of such liens.

Pursuant to the New Intercreditor Agreement, the agent representing the holders of the first lien obligations under the senior secured credit facility, acting at the direction of the holders of the first lien obligations under the senior secured credit facility, generally controls all matters related to the shared collateral, including the ability to cause the commencement of enforcement proceedings against such shared collateral, until the earlier of (1) the date upon which the first lien obligations under the senior secured credit facility are no longer secured by the shared collateral and (2) 180 days after the occurrence of both an event of default under the Indenture with respect to the First Lien Notes (or any similar agreement with respect to the largest outstanding principal amount of any then outstanding series of first lien obligations secured by the shared collateral on a pari passu basis with the First Lien Notes) and the Collateral Agent (or the authorized representative for such other first lien obligations representing the largest outstanding principal amount of any then outstanding series of first lien obligations) making certain certifications as described in the New Intercreditor Agreement, unless the agent representing the holders of the first lien obligations under the senior secured credit facility is diligently enforcing the liens securing such first lien obligations under the senior secured credit facility or any of the Company, Intermediate or any Note Guarantor is then a debtor under or with respect to (or otherwise subject to) any insolvency or liquidation proceeding. Thereafter, the Collateral Agent (or the authorized representative with respect to the largest outstanding principal amount of any then outstanding series of first lien obligations secured by the shared collateral on a pari passu basis with the First Lien Notes) will generally control matters with respect to the shared collateral.

3. Amended and Restated Intercreditor Agreement

On February 2, 2012, JPMorgan Chase, N.A., as agent for the holders of the first lien obligations under the senior secured credit facility, The Bank of New York Mellon Trust Company, N.A., as collateral agent under that certain indenture dated as of February 3, 2011 governing the Existing First and a Half Lien Notes and as collateral agent under each Indenture, the Company, Intermediate, Holdings and the Note Guarantors entered into an amended and restated intercreditor agreement, dated as of February 2, 2012 (the “Amended and Restated Intercreditor Agreement”).

The Amended and Restated Intercreditor Agreement governs the relative rights and priorities of the secured parties in respect of liens on the Company’s, Intermediate’s and the Note Guarantors’ assets securing the New First and a Half Lien Notes, the Existing First and a Half Lien Notes, the first lien obligations under the senior secured credit facility and any future indebtedness which may be secured by such assets on a pari passu basis with the New First and a Half Lien Notes and the first lien obligations under the senior secured credit facility or on a pari passu basis with the New First and a Half Lien Notes and the Existing First and a Half Lien Notes, and certain other matters relating to the administration of such liens.

Pursuant to the Amended and Restated Intercreditor Agreement, the holders of the first lien obligations (which, for purposes of the Amended and Restated Intercreditor Agreement, includes the first lien obligations arising under the senior secured credit facility and the First Lien Notes) control substantially all matters related to the shared collateral securing such first lien obligations, the Existing First and Half Lien Notes and the New First and a Half Lien Notes. The Amended and Restated Intercreditor Agreement provides that the holders of such first lien obligations may cause the disposition of, release or foreclosure on, or take other actions with respect to, the shared collateral, with which holders of the Existing First and a Half Lien Notes and the New First and a Half Lien Notes may disagree or that may be contrary to the interests of such holders, without their consent, subject to certain exceptions.

4. Joinders to Existing Second Lien Intercreditor Agreement

On February 2, 2012, the Collateral Agent under each Indenture entered into joinders (the “Joinders”) to the intercreditor agreement, dated as of September 28, 2009, among JPMorgan Chase, N.A., as representative for the holders of the first lien obligations under the senior secured credit facility, The Bank of New York Mellon Trust Company, N.A., as representative for the holders of the Existing First and a Half Lien Notes, Wilmington Trust Company, as representative for the holders of the second lien obligations under the senior secured credit facility, the Company, Intermediate and the Note Guarantors (the “Existing Second Lien Intercreditor Agreement”).

Pursuant to the Joinders to the Existing Second Lien Intercreditor Agreement, the Collateral Agent became a party to and agreed to be bound by the terms of the Existing Second Lien Intercreditor Agreement as an additional first-priority agent with respect to the First Lien Notes and the New First and a Half Lien Notes, as if it had originally been party to the Existing Second Lien Intercreditor Agreement as a first-priority agent on behalf of each series of Notes. The Existing Second Lien Intercreditor Agreement governs the relative rights and priorities of the secured parties in respect of the security interests in the Company’s, Intermediate’s and Note Guarantors’ assets securing the senior lien obligations (which, for purposes of the Existing Second Lien Intercreditor Agreement, includes the first lien obligations arising under the senior secured credit facility and the First Lien Notes and the obligations arising under the New First and a Half Lien Notes and the Existing First and a Half Lien Notes), the second lien obligations (including those second lien obligations arising under the senior secured credit facility) and any future indebtedness which may be secured by such assets on a pari passu basis with any of such obligations, and certain other matters relating to the administration of such liens.

Pursuant to the Existing Second Lien Intercreditor Agreement, the holders of the senior lien obligations (which, for purposes of the Existing Second Lien Intercreditor Agreement, includes the first lien obligations arising under the senior secured credit facility and the First Lien Notes and the obligations arising under the New First and a Half Lien Notes and the Existing First and a Half Lien Notes) control substantially all matters related to the shared collateral securing such senior lien obligations and the second lien obligations under the senior secured credit facility. The Existing Second Lien Intercreditor Agreement provides that the holders of such senior lien obligations may cause the disposition of, release or foreclosure on, or take other actions with respect to the shared collateral, with which holders of the second lien obligations may disagree or that may be contrary to the interest of such holders, without their consent, subject to certain exceptions.

5. Guarantee and Collateral Agreements

On February 2, 2012, the Company, Intermediate, the Note Guarantors and The Bank of New York Mellon Trust Company, N.A., as collateral agent, entered into (i) a Guarantee and Collateral Agreement, dated and effective as of February 2, 2012, relating to the First Lien Notes (the “First Lien Priority Collateral Agreement”) and (ii) a Guarantee and Collateral Agreement, dated and effective as of February 2, 2012, relating to the New First and a Half Lien Notes (the “First Lien Junior Priority Collateral Agreement” and, together with the First Lien Priority Collateral Agreement, the “Collateral Agreements”).

Pursuant to each Collateral Agreement, the Notes will be secured by a lien on substantially all of the assets of the Company, Intermediate and the Note Guarantors (with certain exceptions).

Affiliates of JPMorgan Chase Bank, N.A., which serves as administrative agent under the New Intercreditor Agreement, the Amended and Restated Intercreditor Agreement and the Existing Second Lien Intercreditor Agreement have engaged, and may in the future engage, in investment banking, commercial banking and other financial advisory and commercial dealings with the Company and its affiliates. They have received (or will receive) customary fees and commissions for these transactions.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference into this Item 2.03.

Item 8.01.	Other Events.

On February 2, 2012, the Company issued a press release announcing the completion of the Notes offering. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit

99.1	Press Release issued February 2, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Realogy Corporation

By:	/s/ Anthony E. Hull
Name:	Anthony E. Hull
Title:	Executive Vice President, Chief Financial Officer and Treasurer

Date: February 2, 2012

INDEX TO EXHIBITS

Exhibit Number	Exhibit

99.1	Press Release issued February 2, 2012.